EXHIBIT F


                          REGISTRATION RIGHTS AGREEMENT
                             DATED AS OF ____, 1995
                                 BY AND BETWEEN
                               AST RESEARCH, INC.
                                       AND
                          SAMSUNG ELECTRONICS CO., LTD.


                          REGISTRATION RIGHTS AGREEMENT


This Registration Rights Agreement (this "AGREEMENT") is entered into as of
               , 1995 by and between Samsung Electronics Co., Ltd., a Korean corporation (the "INVESTOR") and AST Research, Inc., a Delaware corporation (the "COMPANY").

          A. The Investor and the Company have entered into that certain Stock Purchase Agreement dated as of February 27, 1995 (the "STOCK PURCHASE AGREEMENT") pursuant to which the Investor is acquiring certain shares of the Company's Common Stock.

          B. The execution and delivery of this Agreement is a material inducement and consideration to the Investor to enter into the Stock Purchase Agreement and a condition to the transactions contemplated thereby.

          NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, and covenants set forth in this Agreement, the Investor and the Company hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

          Capitalized terms used in this Agreement without definition shall have the respective meanings accorded to them in the Stock Purchase Agreement. Capitalized terms used in this Agreement and not otherwise defined herein or in the Stock Purchase Agreement shall have the respective meanings set forth below.

          "ADVERSE DISCLOSURE" means public disclosure of material non-public information relating to a Significant Transaction, which disclosure (i) would, in the good faith judgment of the Board, based as to legal matters on the written opinion of outside counsel, be required to be made in any registration statement filed with the Commission by the Company so that such registration statement would not be materially misleading; (ii) would not, in the good faith judgment of the Board, based as to legal matters on the written opinion of outside counsel, be required to be made but for the filing of such a registration statement; and (iii) would have a material adverse effect on the Company's ability to complete such Significant Transaction, or the terms upon which such Significant Transaction can be completed.

          "DEMAND REGISTRATION" has the meaning set forth in Section 2.1.

          "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing of an appropriate registration statement with the Commission in compliance with the Securities Act.

          "REGISTRABLE SHARES" means (i) the New Issue Shares, (ii) the Offer Shares, and (iii) other shares of Common Stock acquired by the Investor and/or its Affiliates from time to time not in violation of the Stock Purchase Agreement or the Stockholder Agreement. All Registrable Shares shall continue to be Registrable Shares in the hands of such Affiliates of the Investor, but shall cease to be Registrable Shares when transferred to any person other than such an Affiliate of the Investor, or (a) when sold in a registered public offering or in accordance with Rule 144 promulgated by the Commission under the Securities Act, or (b) when permitted to be sold in accordance with Rule 144(k).

          "REGISTRATION EXPENSES" means all expenses, except Selling Expenses, incurred by the Company in complying with Articles 2 and 3, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, expenses of all marketing and promotional efforts reasonably requested by the managing underwriter and the reasonable fees (not to exceed $50,000) and reasonable disbursements of one counsel for the Investor.

          "SELLING EXPENSES" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Registrable Shares.

          "SIGNIFICANT TRANSACTION" means a pending or imminent material acquisition, disposition, or other business combination or divestiture or transaction.

                                    ARTICLE 2
                              DEMAND REGISTRATIONS

          2.1 REQUEST FOR REGISTRATION. At any time and from time to time after 180 days following the Closing of the purchase and sale of the First Issuance Shares, the Investor may request that the Company effect the registration of Registrable Shares (a "DEMAND REGISTRATION"). Upon receipt of such request, the Company shall use its best efforts to effect such Demand Registration, subject to the limitations set forth in Section 2.2. The Company may include in any Demand Registration any other shares of Common Stock (including issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the reasonable judgment of the managing underwriter(s), if any, interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the Registrable Shares sought to be registered. If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter(s).

          2.2 LIMITATIONS ON DEMAND REGISTRATIONS. Subject to Section 2.4, the Company's obligation to effect a Demand Registration requested by the Investor pursuant to Section 2.1 shall be subject to the following limitations:

               2.2.1. The Company shall not be required to effect any Demand Registration of fewer than 2,000,000 Registrable Shares (as adjusted for any stock splits, reverse stock splits or similar events which occur after the date hereof).

               2.2.2. The Company shall not be required to effect any Demand Registration within 18 months of the effectiveness of a Registration by the Investor of Registrable Shares registered pursuant to the previous Demand Registration effected by Company.

               2.2.3. The Company may defer its obligations to effect a Demand Registration if, in the good faith judgment of the Board, filing a registration statement with the Commission at the time a Demand Registration is requested would require Adverse Disclosure, provided that such deferral may not extend beyond the earlier to occur of (i) 180 days after the receipt by the Company of the Investor's request for such Demand Registration, or (ii) the date that filing of a registration statement with the Commission would not require Adverse Disclosure therein.

               2.2.4. If the Investor purchases the First Issuance Shares but not the Second Issuance Shares and the Offer Shares, the Company shall not be required to effect more than three (3) Demand Registrations. If the Investor purchases all of the New Issuance Shares and the Offer Shares, the Company shall not be required to effect more than six (6) Demand Registrations.

          2.3 HOLDBACK. Subject to Section 2.4, if requested (pursuant to a timely written notice) by the managing underwriter(s) of an underwritten offering or the initial purchaser(s) in any offering being resold pursuant to Rule 144A under the Securities Act of New Securities by the Company, the Investor shall agree on the same terms applicable to officers and directors of the Company not to effect any public sale or distribution of any of the Registrable Shares for a period of up to 120 days following and 15 days prior to the date of the final prospectus contained in the registration statement filed in connection with such offering.

          2.4 MINIMUM SALE AVAILABILITY. The limitations on the Company's obligations to effect Demand Registrations set forth in Sections 2.2.3 and the Investor's obligation under Section 2.3 shall not be applicable to the extent that such limitations would result in the Investor not having a period of at least 180 consecutive days within any 18-month period during which the Investor may sell Registrable Shares under a Registration effected pursuant to the provisions hereof.

          2.5 SELECTION OF UNDERWRITER. Any Demand Registration and related offering shall be managed by the Investor as follows: subject to the reasonable approval of the Company, the Investor shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the number of Registrable Shares to be included in such registration and offering (subject to applicable limitations set forth herein), the offering price per Registrable Share, the underwriting discounts and commissions per Registrable Share, the timing of the registration and related offering (subject to applicable limitations set forth herein), counsel to the Investor, and all other administrative matters related to the registration and related offering. The Company shall enter into an underwriting agreement in customary form with the underwriter(s) selected by the Investor and shall enter into such other customary agreements and take all such other customary actions as the Investor or its underwriter(s) may reasonably request to facilitate the disposition of the Registrable Shares.

                                    ARTICLE 3
                             PIGGYBACK REGISTRATIONS

          3.1 REQUEST FOR REGISTRATION. At any time that the Company proposes to register any Common Stock for sale solely for cash, either for its own account or for the account of a stockholder or stockholders (a "COMPANY REGISTRATION"), the Company shall give the Investor written notice of its intention to do so and of the intended method of sale (the "REGISTRATION NOTICE") not fewer than 25 days prior to the anticipated filing date of the registration statement effecting such Company Registration. The Investor may request inclusion of any Registrable Shares in such Company Registration by delivering to the Company, within 15 days after receipt of the Registration Notice, a written notice (the "PIGGYBACK NOTICE") stating the number of Registrable Shares proposed to be included and that such shares are to be included in any underwriting only on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such Registration. The Company shall use its best efforts to cause all Registrable Shares specified in the Piggyback Notice to be included in the Company Registration and any related offering, all to the extent requisite to permit the sale by the Investor of such Registrable Shares in accordance with the method of sale applicable to the other shares of Common Stock included in the Company Registration.

          3.2 LIMITATIONS ON PIGGYBACK REGISTRATIONS. The Company's obligation to include Registrable Shares in the Company Registration pursuant to Section
3.1 shall be subject to the following limitations:

               3.2.1. The Company shall not be obligated to include any Registrable Shares in a registration statement (i) filed on Form S-4 or Form S-8 or such other similar successor forms then in effect under the Securities Act,
(ii) pursuant to which the Company is offering to exchange its own securities, or (iii) relating to dividend reinvestment plans.

               3.2.2. If the managing underwriter(s), if any, of an offering related to the Company Registration determines in its reasonable judgment that marketing factors require a limitation of the number of shares of Common Stock that can be included in such offering, the managing underwriter(s) may exclude the appropriate number of shares of Common Stock held by the stockholders of the Company, including the Investor, from such registration. If the managing underwriter(s) determines to exclude from such offering any Registrable Shares that the Investor desires to include or any shares of Common Stock that other Company stockholders with applicable registration rights desire to include, the Investor and such other Company stockholders (except for such person or persons, if any, upon whose demand such Registration is being made) shall share pro rata in the portion of such offering available to them (the "AVAILABLE PORTION"), with the Investor and each such other Company stockholder entitled to include in such Company Registration and related offering a number of shares of Common Stock equal to the product of (i) the Available Portion and (ii) a fraction, the numerator of which is the total number of Registrable Shares (in the case of the Investor) or shares of Common Stock entitled to inclusion in such Company Registration and related offering (in the case of other Company stockholders desiring inclusion), and the denominator of which is the total of the number of Registrable Shares and shares of Common Stock entitled to inclusion in such Company Registration and related offering owned by the Company stockholders other than the Investor desiring inclusion.

          3.3 SELECTION OF UNDERWRITER. Any Company Registration and related offering shall be managed by the Company; the Company shall have the power to select the managing underwriter(s) for such offering, and shall in consultation with the managing underwriter(s) have the power to determine the offering price, the underwriting discounts and commissions, the terms of the underwriting agreement, the timing of the registration and related offering, counsel to the Company, and all other administrative matters related to the registration and related offering. To the extent that the Investor participates in a Company Registration and related offering pursuant to Section 3.1, the Investor shall enter into, and sell its Registrable Shares only pursuant to, the underwriting arranged by the Company, and shall either commit to attend the closing of the offering and take such other actions as may be reasonably necessary to effect the Investor's participation in the offering and to provide any assurances reasonably requested by the Company and the managing underwriter(s) in that regard, or shall deliver to the Company in custody certificates representing all Registrable Shares to be included in the registration and shall execute and deliver to the Company a custody agreement and a power of attorney, each in form and substance appropriate for the purpose of effecting the Investor's participation in the Company Registration and related offering and otherwise reasonably satisfactory to the Company. If the Investor disapproves of the features of the Company Registration and related offering, the Investor may elect to withdraw therefrom (in whole or part) by written notice to the Company and the managing underwriter(s) delivered no later than ten (10) days prior to the effectiveness of the applicable registration statement and the Registrable Shares of the Investor shall thereupon be withdrawn from such registration.

          3.4  OTHER REGISTRATION RIGHTS.  Notwithstanding anything in this
Article 3 to the contrary, the Investor shall be entitled to participate in any Company Registration and related offering upon terms at least as favorable as those upon which any other Company stockholder is entitled to participate therein, subject to Section 3.2.2.

                                    ARTICLE 4
                      REGISTRATION PROCEDURES AND EXPENSES

          4.1 REGISTRATION PROCEDURES. If and whenever the Company is required pursuant to this Agreement to use its best efforts to effect the registration of any of the Registrable Shares, the Investor shall furnish in writing such information regarding the Investor and its Affiliates, the Registrable Shares being registered and offered, and the intended method of distribution of such Registrable Shares as is reasonably requested by the Company for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder, and the Company shall, as expeditiously as reasonably practicable:

               4.1.1. prepare and file with the Commission a registration statement (including a prospectus therein) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be necessary to permit the successful marketing of such securities, but not exceeding 120 days for an offering in connection with a Demand Registration, or, with regard to an offering in connection with a Company Registration, for the period associated with such offering;

               4.1.2. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the Securities Act and the rules of the Commission thereunder; and to keep such registration statement effective for that period of time specified in Section 4.1.1;

               4.1.3. furnish to the Investor such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares being sold;

               4.1.4. upon written request by any underwriters of the offering, and subject to applicable rules and guidelines, cause its certified public accountants and attorneys, as applicable, to furnish to the Investor a signed counterpart, addressed to the Investor and its underwriters, if any, of (i) a letter from the independent certified public accountants of the Company in the form customarily furnished to underwriters in firm commitment underwritten offerings providing substantially that such accountants are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement and the prospectus, and any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters (including information as of the date of such letter) with respect to the registration in respect of which such letter is being given as the underwriters may reasonably request; and (ii) an opinion of outside legal counsel to the Company, dated the effective date of the registration statement, covering substantially the same matters with respect to the registration statement and the prospectus included therein as are customarily covered (at the time of such registration) in the opinions of issuer's counsel delivered to the underwriters in comparable underwritten public offerings;

               4.1.5 use its best efforts to register or qualify the Registrable Shares covered by such registration statement under such securities or blue sky laws of such jurisdictions within the United States as the Investor or its underwriters, if any, shall reasonably request; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, or subject the Company to any tax in any such jurisdiction where it is not then so subject;

               4.1.6. cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               4.1.7. provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

               4.1.8. make available for inspection by the Investor and its attorneys, and any participating underwriter, accountant or other agent retained by the Investor and any participating underwriter in a Demand Registration, all financial and other records, pertinent documents and properties of the Company, and cause the Company's Affiliates (to the extent it controls such Affiliates), employees, and agents to supply all information reasonably requested by the Investor and any such underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

          4.2 EXPENSES. The Company shall pay all Registration Expenses, except as may be required to update any registration statement kept effective for more than the period of time required by Section 4.1.1. The Investor shall pay all Selling Expenses.

                                    ARTICLE 5
                                 INDEMNIFICATION

          5.1 INDEMNIFICATION BY THE COMPANY. In the event of a registration of any Registrable Shares pursuant to this Agreement, the Company shall indemnify and hold harmless each seller of Registrable Shares, and each person, if any, who controls such seller or underwriter within the meaning of the Securities Act, and each officer, director, employee and advisor of each of the foregoing (each an "INVESTOR INDEMNITEE"), against any expenses, losses, claims, damages or liabilities, joint or several, to which such Investor Indemnitee may become subject under the Securities Act, any state securities law or otherwise, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares are registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any summary prospectus used in connection with any securities being registered, or any amendment or supplement thereto; or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation by the Company of the Securities Act or rules of the Commission thereunder or any blue sky laws or any rules promulgated thereunder, and shall reimburse each such Indemnitee for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or summary prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor or any underwriter specifically for use in the preparation thereof; and provided, further, that if any expenses, losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to any Investor Indemnitee if any Investor Indemnitee delivered a copy of the preliminary prospectus to the person alleging such expenses, losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

          5.2 INDEMNIFICATION BY THE INVESTOR. In the event of a registration of any Registrable Shares pursuant to this Agreement, the Investor shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act (each a "COMPANY INDEMNITEE"), against any and all such expenses, losses, claims, damages or liabilities referred to in Section 5.1 if the statement, alleged statement, omission or alleged omission in respect of which such expense, loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, prospectus, summary prospectus, amendment or supplement; provided, however, that if any expenses, losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Investor shall not have any such liability with respect thereto to any Company Indemnitee if any Company Indemnitee delivered a copy of the preliminary prospectus to the person alleging much expenses, losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

               5.3 CONTRIBUTION. If the indemnification provided for in Sections 5.1 or 5.2 above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then in lieu of indemnifying such indemnified party thereunder, the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties agree that it would not be just and equitable if contribution pursuant to this Section 5.3 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.3, no holder of Registrable Shares (other than a person who controls the Company within the meaning of the Securities Act) shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares sold by it exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          5.4 INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article 5 or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Article 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs or investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                                    ARTICLE 6
                                  MISCELLANEOUS

          The provisions of Article 9 of the Stock Purchase Agreement are incorporated herein by reference and shall govern this Agreement as though set forth in full herein and as though references in such Article 9 to "this Agreement" were references to this Agreement.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

AST RESEARCH, INC.,                SAMSUNG ELECTRONICS CO., LTD.,
a Delaware corporation             a Korean corporation

By:                                By:
Name:                              Name:
Title:                             Title: